UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

[Missing Graphic Reference]

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 27, 2013

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4B Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 495-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 27, 2013, our Board of Directors, upon the recommendation of the Compensation Committee of the Board of Directors, approved new employment agreements with Carl Spana, Ph.D., as our Chief Executive Officer and President and Stephen T. Wills as our Executive Vice President of Operations, Chief Financial Officer and Chief Operating Officer.

The employment agreements expire June 30, 2016, provide a base annual salary of $450,000 for Spana and $410,000 for Will, and provide cash performance bonuses at the discretion of the Board of Directors. The agreements provide that options and restricted stock units granted to the named executive officers accelerate upon termination of employment except for voluntary resignation by the officer or termination for cause. In the event of retirement, termination by the officer for good reason, or termination by the Company other than for cause, options may be exercised until the earlier of twenty-four months following termination or expiration of the option term.

The employment agreements further provide for twenty-four months severance pay for Spana and eighteen months severance pay for Wills in the event of termination at the election of the Board of Directors, termination by the officer for good reason, or termination by the officer for good reason or at the election of the Board of Directors following a change in control. Health insurance premiums are paid for the period of severance pay.

At our meeting of stockholders held on June 27, 2013, the stockholders approved an amendment to our 2011 Stock Incentive Plan (the “2011 Plan”). The only material change that was made to the 2011 Plan was to increase the shares reserved for issuance from 3,500,000 shares to 7,000,000 shares. In addition to the 7,000,000 shares that may be issued or transferred with respect to awards under the 2011 Plan, shares covering awards, including awards under our 2005 Stock Plan, as amended, that were outstanding on May 11, 2011, that terminate or are forfeited, or shares that are returned to us pursuant to a compensation recovery policy, will again be available for issuance under the 2011 Plan.

The 2011 Plan authorizes the grant of equity-based and cash-based compensation to our employees, consultants and non-employee directors in the form of stock options, stock appreciation rights, restricted shares, restricted share units, other share-based awards and cash-based awards. The 2011 Plan is intended to comply with the exemption from Section 162(m) of the Internal Revenue Code relating to performance-based compensation, and provides for a maximum aggregate number of shares, compensation and dividend equivalents that may granted or paid in any calendar year to any one participant. The 2011 Plan will terminate on March 11, 2021, or such earlier date as our Board of Directors may determine. The 2011 Plan will remain in effect for outstanding awards until no awards remain outstanding.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2013, we filed a certificate of amendment to our restated certificate of incorporation with the Secretary of State of the State of Delaware, effective immediately upon filing, to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000.  A copy of the certificate of amendment is attached hereto as Exhibit 3.1 and is incorporated by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

Our annual meeting of stockholders was held on June 27, 2013 to consider and vote on (1) election of directors, (2) ratification of the appointment of our independent registered public accounting firm for the fiscal year ending June 30, 2013, (3) approval of an amendment to our restated certificate of incorporation which will increase the number of authorized shares of common stock from 200,000,000 to 300,000,000, (4) approval of an increase in common stock available for issuance under our 2011 Stock Incentive Plan from 3,500,000 to 7,000,000, (5) to advise us whether stockholders approve the compensation of our named executive officers, and (6) to advise us whether stockholders prefer a vote to advise us on the compensation of our named executive officers every year, every two years or every three years.

Common stock and Series A convertible preferred stock voted as a single class on all matters. There were present in person or by proxy 31,103,317 votes, representing a majority of the total outstanding eligible votes as of the record date for the meeting.

1.           Election of Directors.  The stockholders elected the following nine directors to serve until the next annual meeting, or until their successors are elected and qualified, by the votes set forth below:

Nominee	For	Withheld	Broker Non-Votes
Carl Spana, Ph.D.	9,793,356	298,726	21,011,235
John K.A. Prendergast, Ph.D.	9,797,166	294,916	21,011,235
Perry B. Molinoff, M.D.	9,801,459	290,623	21,011,235
Robert K. deVeer, Jr.	9,807,244	284,838	21,011,235
Zola P. Horovitz, Ph.D.	9,800,001	292,081	21,011,235
Robert I. Taber, Ph.D.	9,804,669	287,413	21,011,235
J. Stanley Hull	9,809,520	282,562	21,011,235
Alan W. Dunton, M.D.	9,564,059	528,023	21,011,235
Angela Rossetti	9,809,806	282,276	21,011,235

2.           Ratification of Appointment of Independent Registered Public Accounting Firm.  The stockholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2013, by the votes set forth below:

For	Against	Abstain
30,861,541	196,131	45,645

3.           Increase in Authorized Shares of Common Stock.  The stockholders adopted the amendment to our restated certificate of incorporation by a majority of the total outstanding eligible votes of common stock voting separately and a majority of common stock and Series A convertible preferred stock voting as a class by the votes set forth below:

	For	Against	Abstain
Common Stock separately	28,044,976	2,625,001	433,340
Common Stock and Series A Preferred as a class	28,044,976	2,625,001	433,340

4.           Increase in Common Stock Available under our 2011 Stock Incentive Plan.  The stockholders approved an amendment to our 2011 Stock Incentive Plan to increase the common stock available for issuance from 3,500,000 to 7,000,000 by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
9,338,895	642,597	110,590	21,011,235

5.           Say-on-Pay.  The stockholders voted to advise us that they approve the compensation of our named executive officers by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
9,269,885	723,435	98,762	21,011,235

6.           Say-on-Frequency.  The stockholders voted to advise us that they prefer a vote to advise us on the compensation of our named executive officers every year by the votes set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
9,407,605	242,175	391,195	51,107	21,011,235

The Board of Directors adopted a resolution pursuant to which we will include a shareholder vote on the compensation of executives in our proxy materials every year until the next required vote on the frequency of shareholder votes on the compensation of executives.

Item 9.01  Financial Statements and Exhibits.
(d)           Exhibits

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Palatin Technologies, Inc., dated June 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: June 28, 2013	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST
Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Palatin Technologies, Inc., dated June 27, 2013.